HEALTHCARE & LIFE SCIENCES FUND

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

SUMMARY PROSPECTUS | November 1, 2019

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://eventidefunds.com/forms-and-literature/. You can also get this information at no cost by calling 1-877-771-3836, emailing info@eventidefunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2019 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.eventidefunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 877-771-3836. Your election to receive reports in paper will apply to all funds held within the fund complex.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

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FUND SUMMARY | Eventide Healthcare & Life Sciences Fund

Investment Objective. The Eventide Healthcare & Life Sciences Fund (the “Healthcare & Life Sciences Fund” or the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund. The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 91 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 72 and Waivers of Up-Front Sales Charge on Class A Shares on page 73.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 180 days)	1.00%	1.00%	1.00%	1.00%
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.54%	2.29%	1.49%	1.29%

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$723	$1,033	$1,366	$2,304
Class C	$232	$715	$1,225	$2,626
Class N	$152	$471	$813	$1,779
Class I	$131	$409	$708	$1,556

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 53% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities of companies in the healthcare and life sciences sectors, including common stock, options, preferred stock and convertible debt. Healthcare and life sciences companies include those companies that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. These companies may include private and other companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Securities”). The Fund will not invest more than 15% of the Fund’s net assets in these Illiquid Securities. These companies may include development stage companies. The Fund may invest without limitation in securities of companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”). The Fund may invest in securities of companies of any market capitalization.

The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser favors investments that it believes will have relatively low correlation to the overall market. The valuation of these investments may respond dramatically to clinical trial outcomes or regulatory decisions, providing atypical upside or downside volatility.

The Adviser uses options strategies, such as calls, covered calls, and puts on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of

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puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Adviser will only make use of these derivative strategies where the derivatives’ underlying security is within or related to the sectors in which the Fund normally invests.

The Fund concentrates investments in the drug related industries because, under normal circumstances, it invests over 25% of its assets in drug related industries. This group of industries includes pharmaceutical, biotech and similar companies that primarily develop, produce or distribute drugs, medicines, diagnostic chemicals and biological products used to diagnose, prevent or treat diseases or maintain health.

The Adviser analyzes the performance of potential investments not only for financial strengths and outlook, but also for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for corporate behavior. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles. Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s principles. The Adviser seeks to invest in companies that reflect the following values:

▪	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
▪	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
▪	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low income communities.
▪	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
▪	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in community development institutions or notes that serve needs such as those of low-to-moderate income families and communities.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the

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Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the

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Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare & Life Sciences Sector Risk. Because the Fund normally invests at least 80% of its assets in the healthcare and life science sectors, the Fund’s performance largely depends—for better or for worse—on the overall condition of these sectors. Companies in the healthcare and life sciences sectors, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the drug related industries.

Large-Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

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Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Adviser misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of its Class A shares for each full calendar year and since the Fund’s Class A shares commenced operations. Although Class C, N and I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N, and I shares would be

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different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of the Class A, C, I and N shares compare over time with those of a broad-based market index and an index of large U.S. biotechnology companies. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Eventide Healthcare & Life Sciences Class A Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 25.80% (quarter ended September 30, 2013), and the lowest return for a quarter was (24.43)% (quarter ended March 31, 2016). The Fund’s Class A year-to-date return for the period ended September 30, 2019 was 8.15%.

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Average Annual Total Returns (periods ending December 31, 2018)

Class A Shares	1 Year	5 Years	Since inception (12/27/2012)
Return Before Taxes	(6.15)%	11.13%	18.33%
Return After Taxes on Distributions	(8.29)%	10.48%	17.76%
Return After Taxes on Distributions and Sale of Fund Shares	(3.13)%	8.71%	14.99%

Class C Shares	1 Year	5 Years	Since inception (12/27/2012)
Return Before Taxes	(1.15)%	11.63%	18.63%

Class N Shares	1 Year	5 Years	Since inception (12/27/2012)
Return Before Taxes	(0.37)%	12.52%	19.59%

Class I Shares	1 Year	5 Years	Since inception (12/27/2012)
Return Before Taxes	(0.15)%	12.73%	19.81%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	12.24%
S&P Biotechnology Select Industry Index (reflects no deduction for fees, expenses or taxes)	(14.99)%	10.82%	16.42%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Finny Kuruvilla serves as the Fund’s portfolio manager. Dr. Kuruvilla has served the Fund in this capacity since the Fund commenced operations in 2012.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C, and Class N shares of the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing

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through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.